Exhibit 99.1

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2005 and 2004

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Shareholders of
Montigen Pharmaceuticals, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheets of Montigen Pharmaceuticals, Inc. (a development stage company) as of December 31, 2005 and 2004 and the related statements of operations, statements of stockholders equity and cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montigen Pharmaceuticals, Inc. (a development stage company) as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

HJ & Associates, LLC
Salt Lake City, Utah
September 20, 2006

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)
Balance Sheets

	December 31,
	2005	2004
ASSETS
CURRENT ASSETS
Cash	$1,345,265	$1,837,284
Related party receivables (Note 4)	5,008	—
Prepaid assets	100,354	—

Total Current Assets	1,450,627	1,837,284

FIXED ASSETS, NET (Note 2)	325,148	166,753

OTHER ASSETS

Deposits	5,000	10,900

TOTAL ASSETS	$1,780,775	$2,014,937

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES

Accounts payable	$260,649	$66,867
Accrued expenses (Note 6)	285,378	60,000

Total Current Liabilities	546,027	126,867

COMMITMENTS AND CONTINGENCIES (Note 5)

SHAREHOLDERS’ EQUITY

Preferred stock, $0.0001 per value, authorized 5,500,000 shares; 5,438,737 and 3,854,987 shares issued and outstanding, respectively	544	386
Common stock, $0.0001 par value, authorized 15,000,000 shares; 5,016,667 shares issued and outstanding	502	502
Additional paid in capital	5,150,945	3,651,102
Retained earnings	(3,917,243)	(1,763,920)

Total Shareholders’ Equity	1,234,748	1,888,070

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,780,775	$2,014,937

The accompanying notes are an integral part of these financial statements.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)
Statements of Operations

			From Inception
			on June 27,
	For the Year Ended		2003 to
	December 31,		December 31,
	2005	2004	2005
REVENUES	$—	$—	$—

OPERATING EXPENSES

Salaries and wages	673,497	615,873	1,378,702
Payroll taxes	40,460	37,589	86,723
Research and development	614,336	259,997	897,731
Amortization	78,950	58,433	137,383
Depreciation	64,006	13,483	84,787
Rent expense	56,891	51,390	127,426
General and administrative	676,225	432,847	1,248,135

Total Operating Expenses	2,204,365	1,469,612	3,960,887

OPERATING (LOSS)	(2,204,365)	(1,469,612)	(3,960,887)

OTHER INCOME (EXPENSES)

Interest income	51,755	6,537	58,293
Interest expense	(493)	(12,220)	(14,429)

Total Other Income (Expenses)	51,262	(5,683)	43,864

LOSS BEFORE INCOME TAX EXPENSE	(2,153,103)	(1,475,295)	(3,917,023)

Income tax expense	220	—	220

NET LOSS	$(2,153,323)	$(1,475,295)	$(3,917,243)

BASIC AND FULLY DILUTED (LOSS) PER SHARE	$(0.43)	$(0.29)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	5,016,667	5,016,667

The accompanying notes are an integral part of these financial statements.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)
Statements of Shareholders’ Equity

					Aditional
	Preferred Stock		Common Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Deficit

Balance, January 1, 2003	—	$—	—	$—	$—	$—

Preferred stock issued and original issue June 2003	75,000	8	5,016,667	502	74,993	—

Net loss for the year ended December 31, 2003	—	—	—	—	—	(288,625)

Balance, December 31, 2003	75,000	8	5,016,667	502	74,993	(288,625)

Preferred stock issued for cash	3,442,973	344	—	—	3,430,129	—

Preferred stock warrant conversion	173,514	18	—	—	145,996	—

Finders fees issued in preferred stock	163,500	16	—	—	163,484	—

Offering costs	—	—	—	—	(163,500)	—

Net loss for the year ended December 31, 2004	—	—	—	—	—	(1,475,295)

Balance, December 31, 2004	3,854,987	386	5,016,667	502	3,651,102	(1,763,920)

Preferred stock issued for cash	1,508,750	151	—	—	1,499,850	—

Preferred stock issued for offering costs	75,000	7	—	—	74,993	—

Offering costs	—	—	—	—	(75,000)	—

Net loss for the year ended December 31, 2005	—	—	—	—	—	(2,153,323)

Balance, December 31, 2005	5,438,737	$544	5,016,667	$502	$5,150,945	$(3,917,243)

The accompanying notes are an integral part of these financial statements.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)
Statements of Cash Flows

			From Inception
			on June 27,
	For the Year Ended		2003 to
	December 31,		December 31,
	2005	2004	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,153,323)	$(1,475,295)	$(3,917,243)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	64,006	13,483	84,787
Amortization of computer software	78,950	58,433	137,383
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(5,008)	—	(5,008)
(Increase) in prepaid expenses	(100,354)	4,123	(100,354)
(Increase) Decrease in other assets	5,900	(6,700)	(5,000)
Increase in accounts payable & accrued liabilities	419,160	(135,796)	546,027

Net Cash Used in Operating Activities	(1,690,669)	(1,541,752)	(3,259,408)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets	(301,351)	(230,673)	(547,318)

Net Cash Used in Investing Activities	(301,351)	(230,673)	(547,318)

CASH FLOWS FROM FINANCING ACTIVITIES

Net proceeds from preferred stock sale	1,500,001	3,576,489	5,151,991

Net Cash Provided by Financing Activities	1,500,001	3,576,489	5,151,991

NET INCREASE (DECREASE) IN CASH	(492,019)	1,804,064	1,345,265

CASH AT BEGINNING OF YEAR	1,837,284	33,220	—

CASH AT END OF YEAR	$1,345,265	$1,837,284	$1,345,265

NON-CASH INVESTING AND FINANCING ACTIVITIES:

Cash Paid For:

Interest	$493	$12,220	$14,429
Income taxes	$220	$—	$220

The accompanying notes are an integral part of these financial statements.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 1 -        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Montigen Pharmaceuticals, Inc. is a development stage company that was organized on June 27, 2003 in the state of Delaware.  The Company is a privately-held oncology-focused drug discovery and development company headquartered in Salt Lake City, Utah. It is engaged in the pharmaceutical research business.  The Company’s assets include its research and development team, a proprietary drug discovery technology platform and optimization process, CLIMB™, and late-stage pre-clinical compounds targeting aurora-A kinase and members of the tyrosine kinase receptor family. One of the Company’s compounds is expected to be the subject of a pre-IND meeting with the FDA later this year. The summary of significant accounting policies of the Company are presented to assist in the understanding of the Company’s financial statements.  The Company’s accounting policies reflect practices of the pharmaceutical industry and conform to generally accepted accounting principles.  The fiscal year of the Company ends on December 31.  The following policies are considered to be significant:

a.  Recognition of Income

The Company currently has no income or revenue to recognize.  It has no established revenue recognition policy.  The policy will be determined once there is revenue to recognize.

b.  Depreciation

Depreciation is provided principally on the half year convention method over the estimated useful lives of the assets, which are generally from three to seven years.

c.  Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.  Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash deposits in excess of federally insured amounts. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. At December 31, 2005 and 2004 the company had approximately $1,232,991 and $1,706,256 in excess of FDIC insured limits, respectively.

d.  Advertising and Promotion

The Company follows the policy of charging the costs of advertising to expense as incurred.  Advertising & promotion expense for the year ended December 31, 2005 and 2004 was $899 and $400, respectively.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 1 -        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f.  Income Taxes

Deferred income taxes are recognized for the future tax consequences of temporary differences between financial statement carrying amounts and the tax bases of assets and liabilities.  The Company’s temporary differences arise principally from the recognition of income and expenses on long-term contracts and depreciation in different periods for financial purposes than for tax purposes.

g.  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h.     Basic Loss Per Share

The computation of loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements as follows:

	2005	2004

Net Loss (Numerator)	$(2,153,323)	$(1,475,295)
Shares (Denominator)	5,016,667	5,016,667

Per share (Loss) amount	$(0.43)	$(0.29)

As of December 31, 2005 and 2004 the Company had 719,210 and 526,085 outstanding common stock options granted, respectively.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 2 -        PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2005 and 2004 is detailed in the following summary:

		Accumulated	Accumulated	Net Book
	Cost	Depreciation	Amortization	Value
Lab equipment	$230,643	$51,497	$—	$179,146
Lab furniture & fixtures	43,363	3,242	—	40,121
Leasehold improvements	37,176	9,166	—	28,010
Research equipment	15,078	1,678	—	13,400
Computer software	160,200	—	137,383	22,817
Computer equipment	56,439	18,876	—	37,563
Office equipment	4,419	327	—	4,092

Balance at December 31, 2005	$547,318	$84,786	$137,383	$325,149

Lab equipment	$81,040	$10,413	$—	$70,627
Lab furniture & fixtures	6,160	147	—	6,013
Computer software	135,000	—	58,433	76,567
Computer equipment	23,266	10,221	—	13,045
Office equipment	501	—	—	501

Balance at December 31, 2004	$245,967	$20,781	$58,433	$166,753

Depreciation expense is computed on the half life convention method in amounts sufficient to write off the costs of depreciable assets over their estimated useful lives.  Depreciation expense for the year ended December 31, 2005 and 2004 amounted to $64,006 and $13,483, respectively. Amortization expense for the year ended December 31, 2005 and 2004 amounted to $78,950 and $58,433, respectively.

NOTE 3 -        INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 3 -        INCOME TAXES (Continued)

Net deferred tax assets consist of the following components as of December 31, 2005:

	2005	2004
Deferred tax assets:
NOL carryover	$1,518,100	$685,000
Accrued expenses	2,700	—

Deferred tax liabilities:	—	—

Valuation allowance	(1,520,800)	(685,000)

Net deferred tax asset	$—	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the years ended December 31, 2005 due to the following:

	2005	2004

Book loss	$(839,796)	$(575,365)
Officer life	2,245	2,120
M & E	1,745	820
Accrued expenses	2,660	—
Valuation allowance	833,146	572,425

	$—	$—

At December 31, 2005, the Company had net operating loss carryforwards of approximately $3,800,000 that may be offset against future taxable income from the year 2005 through 2025. No tax benefit has been reported in the December 31, 2005 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 4 -        RELATED PARTY TRANSACTIONS

The Company has two outstanding receivable balances recorded for the year ended December 31, 2005, from shareholders of the Company related to personal expenses charged to the Company credit cards by the shareholders.  The balances recorded are as follows:

	2005	2004
Dallin Anderson	$2,355	$—
James Clarke	2,653	—

Total related party receivables	$5,008	$—

NOTE 5 -        LEASE COMMITMENT AND TOTAL RENT EXPENSE

During 2004, the Company was party to an operating lease agreement for the rental of office and laboratory space. The lease expired in July 2005 with monthly payments of $3,597 as well as payment of personal property tax, fire and liability insurance on the property, as well as a $4,200 deposit.

During the year ended December 31, 2005, the company entered into a two year operating lease agreement for the rental of office and laboratory space.  The lease expires on July 31, 2007, and requires monthly rental payments of $4,575, plus the payment of personal property tax, fire and liability insurance on the property as well for the first year, and monthly rental payments of $4,712, plus the payment of personal property tax, fire and liability insurance on the property for the second year.  A $5,000 security deposit was also required at the signing of the lease.  The total minimum rental commitment under the lease is $88,572, which is due as follows:

Year Ending December 31,

2006	$55,586
2007	32,986
2008-2010	—

$88,572

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 6 -        ACCRUED EXPENSES

Accrued expenses at December 31, 2005 and 2004 are summarized below:

	2005	2004

Accrued liabilities	$270,943	$60,000
Accrued vacation	7,619	—
Accrued wages & salaries	1,326	—
Accrued expenses	5,490	—

	$285,378	$60,000

NOTE 7 -        RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs, an amendment of ARB No. 43, Chapter 4. The amendments made by Statement 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company’s overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67” (“SFAS 152) The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company’s overall results of operations or financial position.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 7 -        RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In December 2004, the FASB issued SFAS No.153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.”The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The Board believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the Board believes this Statement produces financial reporting that more faithfully represents the economics of the transactions. The Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of this Statement shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company’s overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), “Share-Based Payment”. Statement 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The Company adopted Statement 123(R) in December of 2005.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 7 -        RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In December 2004, the Financial Accounting Standards Board issued two FASB Staff Positions - FSP FAS 109-1, Application of FASB Statement 109 “Accounting for Income Taxes” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004. Neither of these affected the Company as it does not participate in the related activities.

In March 2005, the SEC released Staff Accounting Bulletin No. 107, “Share-Based Payment” (“SAB 107”), which provides interpretive guidance related to the interaction between SFAS 123(R) and certain SEC rules and regulations. It also provides the SEC staff’s views regarding valuation of share-based payment arrangements. In April 2005, the SEC amended the compliance dates for SFAS 123(R), to allow companies to implement the standard at the beginning of their next fiscal year, instead of the next reporting period beginning after June 15, 2005. Management is currently evaluating the impact SAB 107 will have on our consolidated financial statements.

In March 2005, the FASB issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 provides guidance relating to the identification of and financial reporting for legal obligations to perform an asset retirement activity. The Interpretation requires recognition of a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. FIN 47 also defines when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provision is effective no later than the end of fiscal years ending after December 15, 2005. The Company will adopt FIN 47 beginning the first quarter of fiscal year 2006 and does not believe the adoption will have a material impact on its consolidated financial position or results of operations or cash flows.

In May 2005, the FASB issued FASB Statement No. 154, “Accounting Changes and Error Corrections.” This new standard replaces APB Opinion No. 20, “Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements,” and represents another step in the FASB’s goal to converge its standards with those issued by the IASB. Among other changes, Statement 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. Statement 154 also provides that (1) a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should be termed a “restatement.” The new standard is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Early adoption of this standard is permitted for accounting changes and correction of errors made in fiscal years beginning after June 1, 2005. The Company has evaluated the impact of the adoption of Statement 154 and does not believe the impact will be significant to the Company’s overall results of operations or financial position.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005

NOTE 7 -        RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In February of 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, which is intended to simplify the accounting and improve the financial reporting of certain hybrid financial instruments (i.e., derivatives embedded in other financial instruments). The statement amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a replacement of FASB Statement No. 125.” SFAS No. 155 is effective for all financial instruments issued or acquired after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company is currently evaluating the impact SFAS No. 155 will have on its consolidated financial statements, if any.

NOTE 8 -        PREFERRED STOCK

In November 2005 the Company amended its Articles of Incorporation so as to authorize 5,500,000 shares of preferred stock, designated as “Series A Convertible Preferred Stock”.  As of December 31, 2005 and 2004, 5,438,737 and 3,854,987 shares of the preferred stock are issued and outstanding, respectively.

Dividends

The holders of the Series A Preferred Stock are entitled to dividends at the rate of $.07 per year of the liquidation preference of $1.00 per share, payable annually, if and when declared by the board of directors. Dividends are not cumulative and the board of directors are under no obligation to declare dividends.

Convertibility

Each share of preferred stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share.  Series A Preferred Stock may be convertible into the Company’s common stock by dividing the original issuance price ($1.00) for the relevant series by the conversion price ($1.00) for such series. During the years 2005 and 2004 the Company sold 1,583,750 and 3,616,487 shares of Series A Convertible Preferred Stock in exchange for proceeds of $1,500,001 and $3,576,487, respectively.

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 9 -        OUTSTANDING STOCK OPTIONS

In January 2004, the Board of Directors of the Company adopted the 2004 Stock Plan, under which the Company may issue stock, or grant options to employees, consultants, advisors, or other individuals. The total number of shares as to which the Company may issue or grant options under this plan is 1,785,714. The Company has granted 719,210 shares under this plan.  The per share exercise price for the shares to be issued upon exercise of an option shall be such price as is determined by the Administrator, but shall be subject to the following: If an employee at the time of the grant of the options, owns stock representing more than 10% of the voting power of all classes of stock, the exercise price shall be no less than 110% of the fair market value per share on the date of the grant.  Or, if the shares are granted to any other employee, the per share exercise price shall be no less than 100% of the fair market value per share on the date of the grant.  If the shares are granted to any other service provider, the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant.

Exercise of Option

Any option granted shall be exercisable according to the terms hereof at such times and under such conditions as determined by the administrator and set forth in the option agreement.  An option may not be exercised for a fraction of a share, except in the case of options granted to Officers, Directors and Consultants.  Options shall become exercisable at a rate of no less than 20% per year over five years from the date the options are granted.

A summary of the status of the Company’s stock option plan as of December 31, 2005 and December 31, 2004 and changes during the years are presented below:

	Shares	Weighted Average Exercise Price
Outstanding, January 1, 2004	—	$—
Granted	526,085	0.036
Canceled/Expired	—	—
Exercised	—	—

Outstanding, December 31, 2004	526,085

Exercisable, December 31, 2004	526,085

MONTIGEN PHARMACEUTICALS, INC.
(A Development Stage Company)

Notes to the Financial Statements
December 31, 2005 and 2004

NOTE 9 -        OUTSTANDING STOCK OPTIONS (Continued)

Exercise of Option

	Price	Weighted Average Exercise Shares
Outstanding, January 1, 2005	526,085	$0.036
Granted	270,000	0.200
Canceled/Expired	(76,875)	0.036
Exercised	—	—

Outstanding, December 31, 2005	719,210

Exercisable, December 31, 2005	719,210

NOTE 10 -      SUBSEQUENT EVENTS

On April 4, 2006 SuperGen completed its acquisition of Montigen, for an aggregate purchase price of $40 million. Initially the Montigen stockholders will receive $9 million in cash and $9 million in shares of SuperGen’s common stock in connection with the merger. An additional $22 million in shares of SuperGen common stock will be payable to the Montigen stockholders contingent upon the achievement of specific regulatory milestones.